SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 21, 2002



                               AT COMM CORPORATION
             (Exact name of registrant as specified in its charter)


                                     0-15797
                                     -------
                            (Commission File Number)

                 Delaware                               95-3824750
                 --------                               ----------
     (State or other jurisdiction of                 (I.R.S. Employer
              incorporation)                        Identification No.)



                          2041 Pioneer Court, Suite 204
                           San Mateo, California 94403
                    (Address of principal executive offices)

                                 (650) 375-8188
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Attached hereto as Exhibit 99.1 and incorporated herein by reference is the Monthly Operating Report filed with the U.S. Bankruptcy Court on June 21, 2002 for the period of May 1, 2002 to May 31, 2002. Copies of any tax returns, bank statements, reconciliation schedules, and other attachments originally filed with the Bankruptcy Court as part of the Monthly Operating Reports have been omitted.

         THE MONTHLY OPERATING REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.


Item 7.  Exhibit.

         The following exhibit is filed as a part of this report:

Exhibit No.       Description
-----------       ----------------
99.1              Monthly Operating Report  for the period from  May 1, 2002  to
                  May 31, 2002


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                   AT COMM CORPORATION


Dated:   June 21, 2002                    By:      /s/ William H. Welling
                                             -----------------------------------
                                                         William H. Welling
                                                         Chairman and
                                                         Chief Executive Officer